EPH China Fund – Class A
NASDAQ Symbol: EPHCX
Summary Prospectus	October 28, 2010

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks.  You can find the Fund’s Prospectus and Statement of Additional Information and other information about the Fund online at www.ephasiafunds.com.  You may also obtain this information at no cost by calling 1-888-949-9940 or by sending an e-mail request to info@ephasiafunds.com. The Fund's Prospectus and Statement of Additional Information, both dated October 28, 2010, as each may be amended or supplemented, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund’s investment objective is long term capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.  You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund.  More information about these and other discounts is available from your financial professional and in the section titled “Sales Charge Schedule” on page 12 of the Fund’s prospectus.

Shareholder Fees (fees paid directly from your investment)

Maximum sales charge (load) imposed on purchases	4.50%
Maximum deferred sales charge (load)	None
Redemption fee if redeemed within 30 days of purchase (as a percentage of amount redeemed)	2.00%
Wire fee or overnight check delivery fee	$15
Retirement account annual maintenance fee and redemption fee requests	$15

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of your investment)

Management fees	1.15%
Distribution (Rule 12b-1) fee	0.25%
Other expenses	0.78%
Total annual fund operating expenses	2.18%
Expense waiver/reimbursement[1]	(0.43%)
Net annual fund operating expenses after fee waiver	1.75%

[1]
The Funds’ advisor has contractually agreed to waive its fees and/or absorb expenses of the Fund to ensure that total annual fund operating expenses do not exceed 1.75% of average daily net assets of the Fund.  This agreement is effective until October 31, 2011, and may be terminated by the Trust’s Board of Trustees (the “Board”).  The Fund’s advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid.  The advisor is permitted to seek reimbursement from the Fund for a period of three fiscal years following the fiscal year in which fees were waived or reimbursed.

Example

This example is intended to help you compare the costs of investing in the Fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same.

Please note that the figures below are based on the Fund’s net expenses resulting from the expense limitation agreement described above.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Class A	$620	$1,062	$1,529	$2,818

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio).  A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account.  These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance.  During the period from July 31, 2009, through June 30, 2010, the Fund’s portfolio turnover rate was 80% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the Fund will invest at least 80% of its net assets (plus any borrowings for investment purposes) in non-U.S. denominated publicly traded stocks of companies of all capitalizations that are economically tied to China or its special administrative regions.  In furtherance of its principal investment strategy, the Fund may purchase shares issued by Chinese companies that are listed on the Shanghai Stock Exchange, the Shenzhen Stock Exchange, the Hong Kong Stock Exchange, or the New York Stock Exchange; shares issued by Hong Kong companies that are owned or controlled by Chinese government bodies and listed on the Hong Kong Stock Exchange; and shares of companies that conduct business in China but are listed in overseas markets.  The Fund’s advisor will focus the Fund’s investments in, but not limit them to, dividend-paying Chinese companies.

Principal Risks of Investing

The Fund’s principal risks are mentioned below.  Before you decide whether to invest in the Fund, carefully consider these risk factors and special considerations associated with investing in the Fund, which may cause investors to lose money.

•	Market Risk:
Market risk is the risk that the Fund’s share price may be affected by sudden declines in the market value of an investment, or by an overall decline in the stock market.
•	Foreign Security Risk:
Foreign security risk is the risk that the prices of foreign securities may be more volatile than those of U.S. securities because of economic conditions abroad, political developments, and changes in the regulatory environment of the countries in which the Fund invests.  In addition, changes in exchange rates and interest rates in foreign countries may adversely affect share prices.  There may also be less publicly available information about a non-U.S. company than a U.S. company.  Many foreign stock markets are more concentrated than the U.S. stock market, which means that the performance of a single company or group of companies could have a much greater impact on a foreign stock market than a single company or group of companies would on the U.S. stock market.
•	China Risk:
There are specific risks associated with investing in China, including the risk of severe political or military disruption.  The risk of nationalization, expropriation or confiscation of property may be higher in China than in other countries.
•	Portfolio Turnover Risk:
Portfolio turnover risk is the risk that the Fund’s turnover rate may exceed 100%.  A high turnover rate (100% or more) may lead to higher transaction costs and may result in a greater number of taxable transactions, and it may negatively affect the Fund’s performance.
•	Small or Mid-Cap Company Risk:
Investments in securities of small and mid-sized companies may involve greater risks than investing in large capitalization companies because small and mid-sized companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.  Additionally, investment in common stocks, particularly small and mid-sized company stocks, can be volatile and cause the value of the Fund’s shares to go up and down, sometimes dramatically.
•	Management Risk:
The skill of the Fund’s advisor will play a significant role in the Fund’s ability to achieve its investment objective.  The Fund’s ability to achieve its investment objective depends on the advisor’s ability to select stocks, particularly in volatile stock markets.

Performance
The Fund does not yet have a full calendar year performance record to compare against other mutual funds or broad measures of securities market performance such as indices. Performance information will be available after the Fund has been in operation for one calendar year.

Investment Advisor

Euro Pacific Halter Asia Management, Inc. (the “Advisor”)

Portfolio Manager

Russell Hoss, CFA, Portfolio Manager, has been the portfolio manager of the Fund since its inception on July 31, 2009.

Purchase and Sale of Fund Shares

To purchase shares of the Fund, you must invest at least the minimum amount.

Minimum Investments	To Open Your Account	To Add to Your Account
Direct Regular Accounts	$2,500	$250
Direct Retirement Accounts	$2,500	$250
Automatic Investment Plan	$2,500	$250
Gift Account For Minors	$2,500	$250

Fund shares are redeemable on any business day by written request or by telephone.

Tax Information

The Fund’s distributions are taxable, and will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.  Shareholders investing in such tax-deferred accounts may be taxed later upon withdrawal of monies from those accounts.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services.  These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment.  Ask your salesperson or visit your financial intermediary’s website for more information.